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                                                                      Exhibit 18

THE OAKMARK FAMILY OF FUNDS
New Account Registration Form
Please do not use this application to open an IRA
THE FUNDS WILL NOT ACCEPT THIRD PARTY CHECKS
Make checks payable to: State Street Bank & Trust Company
Mail to: The Oakmark Funds
P.O. Box 8510
Boston, MA 02266-8510      1-800-OAKMARK (1-800-625-6275)      [LOGO OF OAKMARK]


1. Account Registration

Choose one account type: A, B or C. PRINT CLEARLY.
     A. Individual or Joint
     First Name                      MI        Last Name
     | | | | | | | | | | | | | |    |  |       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     --        -----------------------------------------------------------------------------
     Social Security Number          Birthdate                         Citizenship: [ ] U.S. or Resident Alien  [ ] Other
     | | | | | | | | | | | | | |     | | | | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     -------------------------         -----------------------------------------------------
     Joint Owner's Name
     | | | | | | | | | | | | | |    |  |       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     ----        ---------------------------------------------------------------------------
     Social Security Number          Birthdate                         Citizenship: [ ] U.S. or Resident Alien  [ ] Other
     | | | | | | | | | | | | | |     | | | | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     --------------------------        -----------------------------------------------------
     *If second name is on account, registration will be joint tenancy with rights of survivorship unless otherwise specified.
     B. Corporations, Trusts or Other Entities
     Name
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------------------------------------------------------
     Tax ID Number                   Trustee(s)
     | | | | | | | | | | | | | |     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     ---------------------------------------------------------------------------------------
     Beneficiary's Name
     | | | | | | | | | | | | | |     | |       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     --        -----------------------------------------------------------------------------
     Date of Agreement
     | | | | | | | | | | | | | |
     ---------------------------
     C. Gift/Transfer to Minor
     Custodian's Name
     | | | | | | | | | | | | | |     | |       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     --        -----------------------------------------------------------------------------
     Minor's Name
     | | | | | | | | | | | | | |     | |       | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     ---------------------------     --        -----------------------------------------------------------------------------
     Minor's Social Security Number   Minor's Birthdate                          Minor's State of Residence
     | | | | | | | | | | | | | |    | | | | | | | | | | | | | | | | | |  |       | | |
     ---------------------------     -------------------------------------       -----
     Citizenship: [ ] U.S. or Resident Alien  [ ] Other
     | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     --------------------------------------------------------
     2. Mailing Address
     Street, Apt.
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------------------------------------------------------
     City                                              State        Zip
     | | | | | | | | | | | | | | | | | | | | | | | |   | | |        | | | | | | | | | | | | | | | | | | | | | -- | | | | | |
     -----------------------------------------------   -----        --------------------------------------------------------
     Daytime Phone                                Evening Phone
     | | | | | -- | | | -- | | | | | | | |  |     | | | | | | |  -- | | | --  | | | | | | | | |
     ----------------------------------------     ---------------------------------------------
     Send Duplicate Statements to:
     Name
     |  | | | | | | | | | | |  |    |  |       | | | | | | | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | |
     ---------------------------     --        -----------------------------------------------------------------------------
     Company
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------------------------------------------------------
     Street
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------------------------------------------------------
     City                                              State        Zip
     | | | | | | | | | | | | | | | | | | | | | | | |   | | |        | | | | | | | | | | | | | | | | | | | | | -- | | | | | |
     -----------------------------------------------   -----        --------------------------------------------------------
     3. Investment
               . Initial minimum: $1,000 per Fund account           . Minimum Subsequent purchases: $100 per Fund Account

        OAKMARK FUNDS                                         INITIAL INVESTMENT                            DISTRIBUTION OPTIONS*

         [ ] Oakmark Fund (110)                                 $ [__________]                                       [ ]
         [ ] Oakmark Select Fund (808)                          $ [__________]                                       [ ]
         [ ] Oakmark Equity and Income Fund (810)               $ [__________]                                       [ ]
         [ ] Oakmark International Fund (109)                   $ [__________]                                       [ ]
         [ ] Oakmark International Small Cap Fund (110)         $ [__________]                                       [ ]

        OAKMARK UNITS OF

         [ ] Government Portfolio (111)                         $ [__________]                                       [ ]
         [ ] Tax-Exempt Diversified Portfolio (60)              $ [__________]                                       [ ]
         [ ] Short Duration Tax-Free Fund (61)                  $ [__________]                                       [ ]

                               Total Investment                 $ [__________]          *Distributions will automatically be
                                                                                         reinvested in additional shares of
                                                                                         your fund(s) unless you check the
                                                                                         box(es) above.

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4. Automatic Investment Plan

   [_] This allows you to purchase shares automatically by electronic transfer from your checking account. Transactions will occur on the 15th of the month or the next business day, unless otherwise specified below.

   Beginning  |_|_|_|_|_|_| invest $ |_|_|_|_|_|      [_] Monthly  [_] Quarterly

   Transactions should occur on the |_|_| of the month.

   Fund Name: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

   Check the box and complete section 7.
                     --------

5. Telephone Investments

   [_] This allows you to purchase shares by telephone by calling our Audio Response System anytime at 1-800-OAKMARK (1-800-625-6275), press 1, or press 2 for a customer service representative between 8:00 AM and 4:00 PM EST. You pay for the purchases by electronic transfer from your checking account. Check the box and complete section 7.
                                            --------
6. Redemption and Exchange Options

A. Telephone Redemptions and Exchanges.

   This allows you to use the telephone to redeem or exchange shares, unless you check the box below. Redemptions will be made payable to the registered owner(s) and to the address of record. Persons having your account information may be able to act upon your behalf.

   [_]  I DO NOT WANT TELEPHONE REDEMPTION.
   [_]  I DO NOT WANT TELEPHONE EXCHANGE.

B. Special Redemption Option.

   [_] This allows you to redeem shares automatically and have the proceeds sent to your checking account.

        Check the box and complete section 7.
                          --------

C. Systematic Withdrawal Plan.

   [_] This allows you to redeem shares automatically and have the proceeds sent to your address of record. Transactions will occur on the 24th of the month or the next business day, unless otherwise specified below.

   Beginning |_|_|_|_|_|_| invest $ |_|_|_|_|_|       [_] Monthly  [_] Quarterly

   Transactions should occur on the |_|_| of the month.

   Fund Name: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

7. Bank Information

Complete this section if you have selected the Automatic Investment Plan from section 4, Telephone Investments from section 5 or the Special Redemption Option from section 6B. You must use the same checking account for these sections.

Any co-signer of your checking account who is not a joint owner of the funds must authorize this service by signing below.

A VOIDED CHECK FROM YOUR CHECKING ACCOUNT MUST BE ATTACHED TO THIS FORM.
                                          ----

WE DO NOT ACCEPT STARTER CHECKS OR MUTUAL FUND MONEY MARKET CHECKS.

This allows you to use the telephone to redeem or exchange shares, unless you check the box below. Redemptions will be made payable to the registered owner(s) and to the address of record. Persons having your account information may be able to act upon your behalf.

   Name of Bank
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

   Street Address
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

   City                                        State  Zip
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_| |_|_| |_|_|_|_|_|

   Name(s) on Checking Account
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

   Checking Account Number
   |_|_|_|_|_|_|_|_|_|_|_|_|_|

   Bank ABA Number
   |_|_|_|_|_|_|_|_|_|_|_|_|_|

   Co-Signer Signature                          Date
   _______________________________________     |_|_|_|_|_|_|

8. Signature

By signing this form I certify that:

 . I have received the current Fund prospectus and agree to be bound by its terms as governed by Illinois law. I have full authority and legal capacity to purchase F shares and establish and use any related privileges.

TELEPHONE PRIVILEGES

 . I understand that the Telephone Redemption and Telephone Exchange Privileges will apply to my account unless I have specifically declined those privileges in Section 6A of this application.

 . I understand that by signing the application, unless the privileges are declined, I agree that neither the Funds nor their Transfer Agent, their agents, offices, trustees, directors or employees will be liable for any loss, liability or expense for acting on instructions given under the privileges, placing the risk of loss on me. See the discussion of the Telephone Redemption and Telephone Exchange Privileges in the prospectus.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

I certify under penalties of perjury:

 . All information and certifications on this application are true and correct, including the Social Security or other Tax Identification Number (TIN) in
   Section 1.

 .  Check one of the following only if applicable:

   [_] If I have not provided a TIN, I have not been issued a number but have applied (or will apply) for one. I understand that if I do not provide the Fund(s) a TIN within 60 days, the Fund(s) will withhold 31% from all my dividend, capital gain and redemption payments until I provide one.

   [_] The IRS has informed me I am subject to backup withholding as a result of a failure to report all interest dividend income.

   [_] I am a trust or organization that qualifies for the IRS backup withholding exemption.

 . The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign below exactly as your name(s) appear in section 1.

   Signature                             Date
   __________________________________    |_|_|_|_|_|_|

   Title (if owner is an organization)
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

   Signature                             Date
   __________________________________    |_|_|_|_|_|_|

   Title (if owner is an organization)
   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|